UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

AB SUSTAINABLE GLOBAL THEMATIC FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2021

Date of reporting period: January 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

JAN     01.31.21

SEMI-ANNUAL REPORT

AB SUSTAINABLE GLOBAL

THEMATIC FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Global Thematic Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 1

SEMI-ANNUAL REPORT

March 9, 2021

This report provides management’s discussion of fund performance for the AB Sustainable Global Thematic Fund for the semi-annual reporting period ended January 31, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JANUARY 31, 2021 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE GLOBAL THEMATIC FUND

Class A Shares	20.25%	38.03%

Class C Shares	19.78%	36.99%

Advisor Class Shares[1]	20.41%	38.36%

Class R Shares[1]	19.99%	37.49%

Class K Shares[1]	20.19%	37.93%

Class I Shares[1]	20.41%	38.38%

MSCI ACWI (net)	17.24%	17.02%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended January 31, 2021.

All share classes of the Fund outperformed the benchmark during both periods, before sales charges. During the six-month period, security selection contributed, while sector selection detracted, relative to the benchmark. Security selection within the technology and health-care sectors contributed most, while selection within materials detracted. An overweight to health care and an underweight to consumer discretionary detracted, while underweights to consumer staples and real estate added to returns. Country positioning (a result of bottom-up security analysis combined with fundamental research) was negative; an underweight to South Korea detracted most, offsetting gains from an overweight to Austria. All three themes contributed; the Empowerment theme contributed most, followed by the Climate and Health themes.

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During the 12-month period, both security and sector selection contributed to returns. Security selection within health care and technology contributed most, while selection within the materials sector detracted. An underweight to energy and an overweight to technology contributed, while underweights to consumer discretionary and communication services partially offset these gains. Country positioning was negative; an underweight to the United States detracted most, while an underweight to the United Kingdom contributed. All themes contributed to performance; the Health theme contributed most, followed by the Climate and Empowerment themes.

Efforts to stem climate change are gaining momentum around the world. The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. Improving health is an important theme for developed and emerging markets alike. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. Too many sectors of society are marginalized by economic and social forces. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which added to absolute returns for the six-month period, and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets continued to recover from lows triggered by the COVID-19 pandemic and recorded positive returns for the six-month period ended January 31, 2021. Global economies rebounded sharply in the third quarter from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility that was prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. Later in the period—despite persistently high infection rates and the emergence of seemingly more transmissible strains of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based global rally. As the six-month period drew to a close, equity markets were roiled and temporarily gave back some gains due to a retail-driven short squeeze and broader concerns about the trajectory of the

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 3

COVID-19 pandemic. Overall, small-cap stocks outperformed large-cap stocks significantly, while to a lesser extent, value stocks outperformed growth stocks in both the large- and small-cap categories.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes that impact multiple industries. The Team targets a global universe of companies with strong environmental, social and governance (“ESG”) practices using a combination of bottom-up and top-down research.

The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the United Nations Sustainable Development Goals, which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating a massive investment opportunity for companies aligned with these goals.

INVESTMENT POLICIES

The Fund pursues opportunistic growth by investing in a global universe of companies that are positively exposed to sustainable investment themes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located throughout the world that the Adviser believes are positively exposed to sustainable investment themes.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying securities of companies worldwide, fitting into sustainable investment themes. The Adviser identifies sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. These themes include climate, health and empowerment and may change over time based on the Adviser’s research. In addition to this “top-down” thematic approach, the Adviser also uses a “bottom-up” analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to ESG factors. The Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both

(continued on next page)

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developed and emerging-market countries. Under normal market conditions, the Fund invests significantly (at least 40%–unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. Investments in ETFs will not be subject to the Fund’s sustainable investment themes or ESG factors.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund, from time to time, invests in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or health-care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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DISCLOSURES AND RISKS (continued)

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to November 1, 2016 is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 7

DISCLOSURES AND RISKS (continued)

under its current investment policies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	38.03%	32.16%

5 Years	20.11%	19.07%

10 Years	10.04%	9.56%

CLASS C SHARES

1 Year	36.99%	35.99%

5 Years	19.20%	19.20%

10 Years	9.22%	9.22%

ADVISOR CLASS SHARES[1]

1 Year	38.36%	38.36%

5 Years	20.41%	20.41%

10 Years	10.33%	10.33%

CLASS R SHARES[1]

1 Year	37.49%	37.49%

5 Years	19.75%	19.75%

10 Years	9.81%	9.81%

CLASS K SHARES[1]

1 Year	37.93%	37.93%

5 Years	20.12%	20.12%

10 Years	10.15%	10.15%

CLASS I SHARES[1]

1 Year	38.38%	38.38%

5 Years	20.55%	20.55%

10 Years	10.55%	10.55%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.23%, 1.99%, 0.98%, 1.59%, 1.28% and 0.94% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	33.44%

5 Years	17.00%

10 Years	9.51%

CLASS C SHARES

1 Year	37.32%

5 Years	17.14%

10 Years	9.17%

ADVISOR CLASS SHARES[1]

1 Year	39.71%

5 Years	18.32%

10 Years	10.29%

CLASS R SHARES[1]

1 Year	38.83%

5 Years	17.68%

10 Years	9.77%

CLASS K SHARES[1]

1 Year	39.26%

5 Years	18.04%

10 Years	10.11%

CLASS I SHARES[1]

1 Year	39.77%

5 Years	18.47%

10 Years	10.51%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,202.50	$6.55	1.18%	$6.61	1.19%
Hypothetical**	$1,000	$1,019.26	$6.01	1.18%	$6.06	1.19%
Class C
Actual	$1,000	$1,197.80	$10.75	1.94%	$10.75	1.94%
Hypothetical**	$1,000	$1,015.43	$9.86	1.94%	$9.86	1.94%
Advisor Class
Actual	$1,000	$1,204.10	$5.17	0.93%	$5.22	0.94%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%	$4.79	0.94%
Class R
Actual	$1,000	$1,199.90	$8.82	1.59%	$8.82	1.59%
Hypothetical**	$1,000	$1,017.19	$8.08	1.59%	$8.08	1.59%
Class K
Actual	$1,000	$1,201.90	$7.10	1.28%	$7.10	1.28%
Hypothetical**	$1,000	$1,018.75	$6.51	1.28%	$6.51	1.28%
Class I
Actual	$1,000	$1,204.10	$5.17	0.93%	$5.22	0.94%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%	$4.79	0.94%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

January 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,854.6

1

All data are as of January 31, 2021. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

January 31, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Infineon Technologies AG	$54,549,860	2.9%

Flex Ltd.	51,788,217	2.8

Koninklijke Philips NV	47,043,721	2.5

SVB Financial Group	43,813,022	2.4

Vestas Wind Systems A/S	42,033,139	2.3

Aptiv PLC	40,701,374	2.2

Apollo Hospitals Enterprise Ltd.	40,474,424	2.2

Laboratory Corp. of America Holdings	39,351,918	2.1

Trex Co., Inc.	39,263,794	2.1

Bio-Rad Laboratories, Inc. – Class A	38,545,869	2.1

	$437,565,338	23.6%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

January 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.8%
Information Technology – 25.9%
Communications Equipment – 3.0%
Calix, Inc.(a)	783,304	$23,655,781
Lumentum Holdings, Inc.(a)(b)	351,034	32,926,989

		56,582,770

Electronic Equipment, Instruments & Components – 4.5%
Flex Ltd.(a)(b)	2,935,840	51,788,217
Keyence Corp.	60,400	32,427,616

		84,215,833

IT Services – 5.3%
Adyen NV(a)(c)	13,300	27,784,034
Square, Inc. – Class A(a)	116,239	25,102,974
Twilio, Inc. – Class A(a)	55,500	19,948,365
Visa, Inc. – Class A(b)	130,155	25,152,454

		97,987,827

Semiconductors & Semiconductor Equipment – 4.5%
Infineon Technologies AG	1,361,583	54,549,860
NXP Semiconductors NV	182,330	29,258,495

		83,808,355

Software – 6.7%
Dassault Systemes SE	158,560	31,652,284
Microsoft Corp.	143,405	33,264,224
Proofpoint, Inc.(a)(b)	219,056	28,275,749
Zendesk, Inc.(a)	213,320	30,769,277

		123,961,534

Technology Hardware, Storage & Peripherals – 1.9%
Apple, Inc.	262,526	34,642,931

		481,199,250

Health Care – 22.6%
Biotechnology – 1.4%
Abcam PLC	1,159,550	26,341,602

Health Care Equipment & Supplies – 8.8%
Alcon, Inc.(a)	408,990	29,352,136
Danaher Corp.	142,503	33,892,913
Koninklijke Philips NV(a)	863,043	47,043,721
STERIS PLC(b)	179,590	33,603,085
West Pharmaceutical Services, Inc.	66,793	20,003,836

		163,895,691

Health Care Providers & Services – 4.3%
Apollo Hospitals Enterprise Ltd.	1,154,481	40,474,424

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Laboratory Corp. of America Holdings(a)	171,910	$39,351,918

		79,826,342

Life Sciences Tools & Services – 8.1%
Bio-Rad Laboratories, Inc. – Class A(a)	67,180	38,545,869
Bruker Corp.	642,905	37,217,770
Gerresheimer AG	195,670	20,836,697
ICON PLC(a)	171,890	35,032,901
Tecan Group AG	37,400	18,095,489

		149,728,726

		419,792,361

Industrials – 17.5%
Aerospace & Defense – 1.6%
Hexcel Corp.	653,600	28,536,176

Building Products – 2.1%
Trex Co., Inc.(a)(b)	427,850	39,263,794

Commercial Services & Supplies – 4.6%
Tetra Tech, Inc.	187,230	22,761,551
TOMRA Systems ASA	720,650	32,981,640
Waste Management, Inc.	266,410	29,656,761

		85,399,952

Electrical Equipment – 5.7%
Rockwell Automation, Inc.	125,670	31,232,765
Schneider Electric SE	226,330	33,125,804
Vestas Wind Systems A/S	195,760	42,033,139

		106,391,708

Machinery – 2.1%
Xylem, Inc./NY(b)	394,618	38,116,153

Professional Services – 1.4%
Recruit Holdings Co., Ltd.	601,000	26,141,935

		323,849,718

Financials – 11.3%
Banks – 6.2%
Erste Group Bank AG(a)	1,185,600	36,207,238
HDFC Bank Ltd.(a)	1,823,781	34,816,792
SVB Financial Group(a)	100,080	43,813,022

		114,837,052

Capital Markets – 3.7%
MSCI, Inc. – Class A(b)	88,470	34,972,191
Partners Group Holding AG	28,224	33,326,656

		68,298,847

Insurance – 1.4%
AIA Group Ltd.	2,201,200	26,539,310

		209,675,209

16 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 6.2%
Auto Components – 2.2%
Aptiv PLC	304,651	$40,701,374

Household Durables – 2.0%
TopBuild Corp.(a)	181,290	36,248,935

Textiles, Apparel & Luxury Goods – 2.0%
NIKE, Inc. – Class B	278,570	37,214,166

		114,164,475

Materials – 3.7%
Chemicals – 3.7%
Chr Hansen Holding A/S(a)	375,010	33,926,772
Koninklijke DSM NV	195,420	34,161,989

		68,088,761

Utilities – 3.1%
Electric Utilities – 1.8%
NextEra Energy, Inc.	417,410	33,755,947

Water Utilities – 1.3%
American Water Works Co., Inc.	147,001	23,376,099

		57,132,046

Consumer Staples – 2.6%
Food Products – 1.5%
Kerry Group PLC – Class A	206,080	27,966,493

Household Products – 1.1%
Procter & Gamble Co. (The)	159,850	20,494,368

		48,460,861

Communication Services – 1.9%
Interactive Media & Services – 1.9%
Tencent Holdings Ltd.	395,500	35,240,346

Total Common Stocks (cost $1,191,909,820)		1,757,603,027

SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 5.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $94,365,500)	94,365,500	94,365,500

Total Investments – 99.9% (cost $1,286,275,320)		1,851,968,527
Other assets less liabilities – 0.1%		2,646,687

Net Assets – 100.0%		$1,854,615,214

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	4,563	CNY	29,854	02/10/2021	$61,991
Bank of America, NA	USD	12,469	JPY	1,288,702	02/26/2021	(162,915)
Bank of America, NA	USD	5,068	EUR	4,180	03/15/2021	8,804
Bank of America, NA	USD	6,090	EUR	4,964	03/15/2021	(60,346)
Bank of America, NA	USD	2,846	AUD	3,696	03/30/2021	(20,481)
Barclays Bank PLC	USD	8,593	JPY	899,767	03/15/2021	850
Barclays Bank PLC	USD	28,649	TWD	789,235	04/27/2021	(191,908)
BNP Paribas SA	EUR	7,297	USD	8,677	03/15/2021	(186,612)
BNP Paribas SA	USD	4,585	ZAR	69,168	03/15/2021	(38,399)
Citibank, NA	BRL	62,262	USD	11,517	02/02/2021	137,666
Citibank, NA	BRL	14,577	USD	2,662	02/02/2021	(2,189)
Citibank, NA	USD	11,370	BRL	62,262	02/02/2021	9,352
Citibank, NA	USD	2,737	BRL	14,577	02/02/2021	(72,476)
Citibank, NA	USD	24,032	CNY	157,481	02/10/2021	365,342
Citibank, NA	USD	3,457	CAD	4,394	02/18/2021	(20,644)
Citibank, NA	USD	11,509	BRL	62,262	03/02/2021	(138,190)
Citibank, NA	CHF	3,581	USD	4,033	03/15/2021	8,266
Citibank, NA	EUR	10,282	USD	12,500	03/15/2021	10,601
Citibank, NA	EUR	15,784	USD	18,665	03/15/2021	(506,757)
Citibank, NA	USD	33,565	CAD	42,909	03/15/2021	(6,014)
Citibank, NA	USD	6,905	EUR	5,686	03/15/2021	1,170
Citibank, NA	USD	11,183	EUR	9,159	03/15/2021	(57,739)
Citibank, NA	USD	7,652	INR	564,014	04/15/2021	(2,442)
Citibank, NA	USD	35,145	KRW	38,564,375	04/22/2021	(655,103)
Credit Suisse International	USD	2,735	MXN	54,520	02/25/2021	(81,422)
Credit Suisse International	USD	2,488	AUD	3,394	03/15/2021	106,275
Deutsche Bank AG	USD	10,910	JPY	1,143,535	03/15/2021	11,635
Deutsche Bank AG	INR	3,394,941	USD	45,652	04/15/2021	(390,973)
Goldman Sachs Bank USA	HKD	31,902	USD	4,115	02/24/2021	297
Goldman Sachs Bank USA	EUR	207,126	USD	251,481	03/15/2021	(104,650)
Goldman Sachs Bank USA	GBP	2,167	USD	2,963	03/15/2021	(7,133)
Goldman Sachs Bank USA	USD	27,440	AUD	36,655	03/15/2021	580,235
Goldman Sachs Bank USA	USD	4,966	CNY	33,041	03/15/2021	140,343
Goldman Sachs Bank USA	USD	42,618	EUR	34,736	03/15/2021	(425,518)
Goldman Sachs Bank USA	USD	3,012	GBP	2,301	03/15/2021	141,216
Goldman Sachs Bank USA	USD	2,630	JPY	273,911	03/15/2021	(14,175)
Goldman Sachs Bank USA	USD	12,778	SEK	107,928	03/15/2021	143,625
Goldman Sachs Bank USA	EUR	6,058	USD	7,401	03/17/2021	42,555
Goldman Sachs Bank USA	USD	6,152	RUB	457,132	03/24/2021	(139,297)
Goldman Sachs Bank USA	INR	382,237	USD	5,153	04/15/2021	(31,270)
Goldman Sachs Bank USA	USD	3,999	TWD	110,470	04/27/2021	(15,684)
JPMorgan Chase Bank, NA	USD	29,391	CNY	193,913	03/15/2021	577,362
JPMorgan Chase Bank, NA	USD	2,778	GBP	2,107	03/15/2021	109,548
JPMorgan Chase Bank, NA	NOK	92,343	USD	10,902	04/15/2021	122,788
Natwest Markets PLC	USD	2,591	ZAR	38,157	02/04/2021	(69,145)
Natwest Markets PLC	HKD	51,317	USD	6,620	03/15/2021	916
Natwest Markets PLC	USD	2,627	CAD	3,435	03/15/2021	59,998
Natwest Markets PLC	USD	4,845	EUR	4,012	03/15/2021	28,579
Natwest Markets PLC	USD	24,180	GBP	17,988	03/15/2021	471,351
Natwest Markets PLC	USD	3,661	JPY	381,431	03/15/2021	(18,100)
Natwest Markets PLC	EUR	11,533	USD	14,019	03/17/2021	9,926

18 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	USD	1,477	GBP	1,080	04/09/2021	$3,022
Societe Generale	USD	2,985	SEK	24,886	04/15/2021	(4,817)
Standard Chartered Bank	USD	3,120	CHF	2,765	03/15/2021	(11,890)
Standard Chartered Bank	USD	19,150	JPY	1,992,781	03/15/2021	(117,440)
State Street Bank & Trust Co.	USD	9,069	BRL	47,685	02/02/2021	(354,063)
State Street Bank & Trust Co.	USD	1,821	HKD	14,119	02/24/2021	(101)
State Street Bank & Trust Co.	USD	6,879	JPY	719,547	02/26/2021	(7,689)
State Street Bank & Trust Co.	CHF	9,849	USD	10,836	03/15/2021	(234,355)
State Street Bank & Trust Co.	EUR	3,446	USD	4,027	03/15/2021	(158,446)
State Street Bank & Trust Co.	NOK	95,216	USD	10,507	03/15/2021	(608,654)
State Street Bank & Trust Co.	USD	1,988	CHF	1,752	03/15/2021	(18,638)
State Street Bank & Trust Co.	USD	3,346	EUR	2,739	03/15/2021	(19,123)
State Street Bank & Trust Co.	USD	11,103	GBP	8,571	03/15/2021	642,954
State Street Bank & Trust Co.	EUR	9,063	USD	11,036	03/17/2021	27,544
State Street Bank & Trust Co.	CHF	7,366	USD	8,306	05/06/2021	14,304
UBS AG	CHF	13,208	USD	14,916	03/15/2021	70,480
UBS AG	USD	7,481	CAD	9,785	03/15/2021	171,455
UBS AG	USD	3,163	GBP	2,394	03/15/2021	118,251
UBS AG	EUR	6,705	USD	8,234	03/17/2021	89,758

						$(666,339)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, the market value of this security amounted to $27,784,034 or 1.5% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

See notes to financial statements.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 19

STATEMENT OF ASSETS & LIABILITIES

January 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,191,909,820)	$1,757,603,027	(a)
Affiliated issuers (cost $94,365,500)	94,365,500
Cash collateral due from broker	1,172,000
Foreign currencies, at value (cost $1,433,880)	1,441,021
Receivable for capital stock sold	13,051,607
Unrealized appreciation on forward currency exchange contracts	4,288,459
Unaffiliated dividends and interest receivable	803,677
Affiliated dividends receivable	1,645

Total assets	1,872,726,936

Liabilities
Payable for investment securities purchased and foreign currency transactions	7,679,405
Unrealized depreciation on forward currency exchange contracts	4,954,798
Advisory fee payable	3,447,154
Payable for capital stock redeemed	1,124,488
Distribution fee payable	204,145
Transfer Agent fee payable	142,186
Administrative fee payable	25,274
Directors’ fees payable	1,901
Accrued expenses and other liabilities	532,371

Total liabilities	18,111,722

Net Assets	$1,854,615,214

Composition of Net Assets
Capital stock, at par	$112,575
Additional paid-in capital	1,199,311,987
Distributable earnings	655,190,652

	$1,854,615,214

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$832,130,782	5,222,917	$159.32	*

C	$23,974,495	192,649	$124.45

Advisor	$958,221,921	5,603,490	$171.00

R	$3,728,982	23,886	$156.11

K	$5,047,888	30,942	$163.14

I	$31,511,146	183,590	$171.64

(a)	Includes securities on loan with a value of $29,394,298 (see Note E).

*	The maximum offering price per share for Class A shares was $166.39 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $93,680)	$2,829,036
Affiliated issuers	23,928
Securities lending income	38,676	$2,891,640

Expenses
Advisory fee (see Note B)	6,265,954
Distribution fee—Class A	974,168
Distribution fee—Class C	102,046
Distribution fee—Class R	8,701
Distribution fee—Class K	5,933
Transfer agency—Class A	405,000
Transfer agency—Class C	11,021
Transfer agency—Advisor Class	395,261
Transfer agency—Class R	4,524
Transfer agency—Class K	4,747
Transfer agency—Class I	13,139
Custody and accounting	122,317
Printing	65,078
Registration fees	63,291
Administrative	49,024
Audit and tax	31,300
Legal	19,305
Directors’ fees	18,791
Miscellaneous	35,173

Total expenses	8,594,773
Less: expenses waived and reimbursed by the Adviser (see Note B)	(48,341)

Net expenses		8,546,432

Net investment loss		(5,654,792)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		159,162,395
Forward currency exchange contracts		(6,723,464)
Foreign currency transactions		(167,416)
Net change in unrealized appreciation/depreciation of:
Investments(a)		131,899,535
Forward currency exchange contracts		7,282,588
Foreign currency denominated assets and liabilities		(21,460)

Net gain on investment and foreign currency transactions		291,432,178

Net Increase in Net Assets from Operations		$285,777,386

(a)	Net of increase in accrued foreign capital gains taxes of $332,174.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2021 (unaudited)	Year Ended July 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,654,792)	$(3,195,309)
Net realized gain on investment and foreign currency transactions	152,271,515	87,353,045
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	139,160,663	169,974,247

Net increase in net assets from operations	285,777,386	254,131,983
Distributions to Shareholders
Class A	(56,287,790)	(18,690,786)
Class C	(1,885,610)	(636,545)
Advisor Class	(54,895,000)	(11,977,952)
Class R	(253,079)	(96,771)
Class K	(326,207)	(109,165)
Class I	(2,005,501)	(342,419)
Capital Stock Transactions
Net increase	351,176,668	74,781,300

Total increase	521,300,867	297,059,645
Net Assets
Beginning of period	1,333,314,347	1,036,254,702

End of period	$1,854,615,214	$1,333,314,347

See notes to financial statements.

22 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

January 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Sustainable Global Thematic Fund, Inc. (the “Fund”) (formerly AB Global Thematic Growth Fund, Inc.) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

24 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2021:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$334,785,456		$146,413,794		$	– 0	–	$481,199,250
Health Care	284,826,591		134,965,770			– 0	–	419,792,361
Industrials	189,567,200		134,282,518			– 0	–	323,849,718
Financials	78,785,213		130,889,996			– 0	–	209,675,209
Consumer Discretionary	114,164,475		– 0	–		– 0	–	114,164,475
Materials	– 0	–	68,088,761			– 0	–	68,088,761
Utilities	57,132,046		– 0	–		– 0	–	57,132,046
Consumer Staples	20,494,368		27,966,493			– 0	–	48,460,861
Communication Services	– 0	–	35,240,346			– 0	–	35,240,346
Short-Term Investments	94,365,500		– 0	–		– 0	–	94,365,500

Total Investments in Securities	1,174,120,849		677,847,678	(a)		– 0	–	1,851,968,527
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	4,288,459			– 0	–	4,288,459
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(4,954,798)			– 0	–	(4,954,798)

Total	$1,174,120,849		$677,181,339		$	– 0	–	$1,851,302,188

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes

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NOTES TO FINANCIAL STATEMENTS (continued)

discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2021, the reimbursement for such services amounted to $49,024.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $344,270 for the six months ended January 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10,735 from the sale of Class A shares and received $424 and $730 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended January 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended January 31, 2021, such waiver amounted to $48,341.

A summary of the Fund’s transactions in AB mutual funds for the six months ended January 31, 2021 is as follows:

Fund	Market Value 7/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 1/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$110,156	$253,217	$269,007	$94,366	$24

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily

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NOTES TO FINANCIAL STATEMENTS (continued)

exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of ..25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,347,356, $303,871 and $90,665 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$560,480,083		$323,898,881
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$574,749,597
Gross unrealized depreciation	(9,722,729)

Net unrealized appreciation	$565,026,868

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended January 31, 2021, the Fund held forward currency exchange contracts hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended January 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,288,459	Unrealized depreciation on forward currency exchange contracts	$4,954,798

Total		$4,288,459		$4,954,798

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(6,723,464)	$7,282,588

Total		$(6,723,464)	$7,282,588

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended January 31, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$355,878,856
Average principal amount of sale contracts	$420,627,403

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of January 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$70,795	$(70,795)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	850	(850)			– 0	–		– 0	–		– 0	–
Citibank, NA	532,397	(532,397)			– 0	–		– 0	–		– 0	–
Credit Suisse International	106,275	(81,422)			– 0	–		– 0	–		24,853
Deutsche Bank AG	11,635	(11,635)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	1,048,271	(737,727)			– 0	–		– 0	–		310,544
JPMorgan Chase Bank, NA	809,698	– 0	–		– 0	–		– 0	–		809,698
Natwest Markets PLC	573,792	(87,245)			– 0	–		– 0	–		486,547
State Street Bank & Trust Co.	684,802	(684,802)			– 0	–		– 0	–		– 0	–
UBS AG	449,944	– 0	–		– 0	–		– 0	–		449,944

Total	$4,288,459	$(2,206,873)		$	– 0	–	$	– 0	–		$2,081,586	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$243,742	$(70,795)		$	– 0	–	$	– 0	–	$172,947
Barclays Bank PLC	191,908	(850)			(191,058)			– 0	–	– 0	–
BNP Paribas SA	225,011	– 0 –			– 0	–		– 0	–	225,011
Citibank, NA	1,461,554	(532,397)			(340,000)			– 0	–	589,157
Credit Suisse International	81,422	(81,422)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	390,973	(11,635)			(251,000)			– 0	–	128,338
Goldman Sachs Bank USA	737,727	(737,727)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	87,245	(87,245)			– 0	–		– 0	–	– 0	–
Societe Generale	4,817	– 0	–		– 0	–		– 0	–	4,817
Standard Chartered Bank	129,330	– 0	–		– 0	–		– 0	–	129,330
State Street Bank & Trust Co.	1,401,069	(684,802)			(331,000)			– 0	–	385,267

Total	$4,954,798	$(2,206,873)			$(1,113,058)		$	– 0	–	$1,634,867	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned

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NOTES TO FINANCIAL STATEMENTS (continued)

on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended January 31, 2021 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned			Advisory Fee Waived
$29,394,298	$	– 0	–	$30,775,931	$38,676	$	– 0	–	$	– 0	–

*	As of January 31, 2021.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31, 2020	Six Months Ended January 31, 2021 (unaudited)			Year Ended July 31, 2020

Class A
Shares sold	215,841		171,978		$33,902,987		$20,721,222

Shares issued in reinvestment of dividends	331,072		141,775		50,912,236		16,903,784

Shares converted from Class B	– 0	–	60,105		– 0	–	7,173,511

Shares converted from Class C	5,358		33,927		828,644		4,104,521

Shares redeemed	(242,429)		(647,799)		(37,674,746)		(77,274,376)

Net increase (decrease)	309,842		(240,014)		$47,969,121		$(28,371,338)

Class B
Shares sold	– 0	–	403	$	– 0	–	$37,972

Shares converted to Class A	– 0	–	(74,725)		– 0	–	(7,173,511)

Shares redeemed	– 0	–	(2,295)		– 0	–	(213,617)

Net decrease	– 0	–	(76,617)	$	– 0	–	$(7,349,156)

Class C
Shares sold	46,338		25,478		$5,757,535		$2,464,418

Shares issued in reinvestment of dividends	14,516		5,974		1,745,608		572,082

Shares converted to Class A	(6,755)		(42,136)		(828,644)		(4,104,521)

Shares redeemed	(14,617)		(32,688)		(1,787,783)		(3,050,491)

Net increase (decrease)	39,482		(43,372)		$4,886,716		$(4,118,512)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended January 31, 2021 (unaudited)	Year Ended July 31, 2020	Six Months Ended January 31, 2021 (unaudited)	Year Ended July 31, 2020

Advisor Class
Shares sold	1,799,199	1,524,034	$301,051,796	$196,514,660

Shares issued in reinvestment of dividends	249,522	85,906	41,171,069	10,924,622

Shares redeemed	(342,141)	(772,402)	(57,327,282)	(95,723,560)

Net increase	1,706,580	837,538	$284,895,583	$111,715,722

Class R
Shares sold	1,633	4,609	$252,608	$547,725

Shares issued in reinvestment of dividends	1,678	823	253,068	96,768

Shares redeemed	(3,032)	(10,218)	(447,854)	(1,178,808)

Net increase (decrease)	279	(4,786)	$57,822	$(534,315)

Class K
Shares sold	4,852	7,935	$769,319	$987,015

Shares issued in reinvestment of dividends	2,072	895	326,199	109,162

Shares redeemed	(6,646)	(10,161)	(1,034,388)	(1,297,965)

Net increase (decrease)	278	(1,331)	$61,130	$(201,788)

Class I
Shares sold	94,601	47,446	$15,400,497	$6,043,215

Shares issued in reinvestment of dividends	12,076	2,683	1,999,819	342,419

Shares redeemed	(24,192)	(22,027)	(4,094,020)	(2,744,947)

Net increase	82,485	28,102	$13,306,296	$3,640,687

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

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NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its techniques will produce the

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 39

NOTES TO FINANCIAL STATEMENTS (continued)

intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2021.

NOTE I

The tax character of distributions to be paid for the year ending July 31, 2021 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended July 31, 2020 and July 31, 2019 were as follows:

	2020			2019
Distributions paid from:
Ordinary income	$	– 0	–	$8,254,581
Net long-term capital gains		31,853,638		58,359,125

Total taxable distributions paid		$31,853,638		$66,613,706

As of July 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,822,297
Undistributed capital gains	47,033,705
Unrealized appreciation/(depreciation)	433,210,451	(a)

Total accumulated earnings/(deficit)	$485,066,453

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2020, the Fund did not have any capital loss carryforwards.

40 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 142.42		$ 118.20		$ 120.08		$ 107.51		$ 91.49		$ 92.00

Income From Investment Operations

Net investment income (loss)(a)(b)	(.63)		(.46)		(.03)		.07		(.16	)†	(.20)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	29.05		28.37		6.33		11.63		19.65		(3.97)

Capital contributions	– 0	–	– 0	–	– 0	–	.87		– 0	–	3.66

Net increase (decrease) in net asset value from operations	28.42		27.91		6.30		12.57		19.49		(.51)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.97)		– 0	–	(3.46)		– 0	–

Distributions from net realized gain on investment transactions	(11.52)		(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(11.52)		(3.69)		(8.18)		– 0	–	(3.47)		– 0	–

Net asset value, end of period	$ 159.32		$ 142.42		$ 118.20		$ 120.08		$ 107.51		$ 91.49

Total Return

Total investment return based on net asset value(c)*	20.25%		24.22%		6.48%		11.69%		22.26	%†	(.55)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$832,131		$699,723		$609,083		$627,185		$600,512		$501,931

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.18	%^	1.25%		1.26%		1.29%		1.41%		1.45%

Expenses, before waivers/reimbursements(d)‡	1.19	%^	1.26%		1.26%		1.30%		1.43%		1.45%

Net investment income (loss)(b)	(.81	)%^	(.38)%		(.03)%		.06%		(.17	)%†	(.23	) %

Portfolio turnover rate	22%		37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 113.84		$ 95.89		$ 99.07		$ 89.37		$ 76.67		$ 77.70

Income From Investment Operations

Net investment loss(a)(b)	(.98)		(1.10)		(.73)		(.66)		(.74	)†	(.71)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	23.11		22.74		5.04		9.64		16.37		(3.98)

Capital contributions	– 0	–	– 0	–	– 0	–	.72		– 0	–	3.66

Net increase (decrease) in net asset value from operations	22.13		21.64		4.31		9.70		15.63		(1.03)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.28)		– 0	–	(2.92)		– 0	–

Distributions from net realized gain on investment transactions	(11.52)		(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(11.52)		(3.69)		(7.49)		– 0	–	(2.93)		– 0	–

Net asset value, end of period	$ 124.45		$ 113.84		$ 95.89		$ 99.07		$ 89.37		$ 76.67

Total Return

Total investment return based on net asset value(c)*	19.78%		23.29%		5.67%		10.85%		21.34	%†	(1.33)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$23,974		$17,436		$18,846		$24,636		$22,709		$64,727

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.94	%^	2.01%		2.01%		2.04%		2.19%		2.21%

Expenses, before waivers/reimbursements(d)‡	1.94	%^	2.01%		2.02%		2.05%		2.21%		2.21%

Net investment loss(b)	(1.58	)%^	(1.14)%		(.80)%		(.69)%		(.95	)%†	(.99)%

Portfolio turnover rate	22%		37%		42%		23%		6	5%	40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 152.16		$ 125.72		$ 127.20		$ 113.60		$ 96.54		$ 96.84

Income From Investment Operations

Net investment income (loss)(a)(b)	(.48)		(.18)		.29		.53		.10	†	.02

Net realized and unrealized gain (loss) on investment and foreign currency transactions	31.08		30.31		6.73		12.15		20.73		(3.98)

Capital contributions	– 0	–	– 0	–	– 0	–	.92		– 0	–	3.66

Net increase (decrease) in net asset value from operations	30.60		30.13		7.02		13.60		20.83		(.30)

Less: Dividends and Distributions

Dividends from net investment income	(.24)		– 0	–	(1.29)		– 0	–	(3.76)		– 0	–

Distributions from net realized gain on investment transactions	(11.52)		(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(11.76)		(3.69)		(8.50)		– 0	–	(3.77)		– 0	–

Net asset value, end of period	$ 171.00		$ 152.16		$ 125.72		$ 127.20		$ 113.60		$ 96.54

Total Return

Total investment return based on net asset value(c)*	20.41%		24.53%		6.75%		11.97%		22.56	%†	(.31)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$958,222		$592,942		$384,638		$314,797		$154,499		$62,661

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.93	%^	1.00%		1.01%		1.03%		1.16%		1.20%

Expenses, before waivers/reimbursements(d)‡	.94	%^	1.01%		1.01%		1.04%		1.18%		1.20%

Net investment income (loss)(b)	(.58	)%^	(.14)%		.24%		.43%		.09	%†	.02%

Portfolio turnover rate	22%		37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 140.03		$ 116.68		$ 118.43		$ 106.35		$ 90.58		$ 91.24

Income From Investment Operations

Net investment loss(a)(b)	(.93)		(.88)		(.38)		(.27)		(.36	)†	(.33)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	28.53		27.92		6.27		11.49		19.45		(3.99)

Capital contributions	– 0	–	– 0	–	– 0	–	.86		– 0	–	3.66

Net increase (decrease) in net asset value from operations	27.60		27.04		5.89		12.08		19.09		(.66)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.43)		– 0	–	(3.31)		– 0	–

Distributions from net realized gain on investment transactions	(11.52)		(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(11.52)		(3.69)		(7.64)		– 0	–	(3.32)		– 0	–

Net asset value, end of period	$ 156.11		$ 140.03		$ 116.68		$ 118.43		$ 106.35		$ 90.58

Total Return

Total investment return based on net asset value(c)*	19.99%		23.76%		6.13%		11.36%		21.99	%†	(.72)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,729		$3,306		$3,313		$3,365		$3,099		$2,941

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.59	%^	1.61%		1.59%		1.58%		1.64%		1.61%

Expenses, before waivers/reimbursements(d)‡	1.59	%^	1.61%		1.60%		1.60%		1.65%		1.61%

Net investment loss(b)	(1.21	)%^	(.74)%		(.34)%		(.23)%		(.39	)%†	(.39)%

Portfolio turnover rate	22%		37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 145.66		$ 120.86		$ 122.65		$ 109.83		$ 93.46		$ 93.85

Income From Investment Operations

Net investment loss(a)(b)	(.72)		(.53)		(.02)		(.20)		(.07	)†	(.07)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	29.72		29.02		6.45		12.13		20.07		(3.98)

Capital contributions	– 0	–	– 0	–	– 0	–	.89		– 0	–	3.66

Net increase (decrease) in net asset value from operations	29.00		28.49		6.43		12.82		20.00		(.39)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(1.01)		– 0	–	(3.62)		– 0	–

Distributions from net realized gain on investment transactions	(11.52)		(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(11.52)		(3.69)		(8.22)		– 0	–	(3.63)		– 0	–

Net asset value, end of period	$ 163.14		$ 145.66		$ 120.86		$ 122.65		$ 109.83		$ 93.46

Total Return

Total investment return based on net asset value(c)*	20.19%		24.15%		6.45%		11.67%		22.38	%†	(.42)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,048		$4,466		$3,867		$2,803		$11,481		$9,385

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.28	%^	1.30%		1.28%		1.29%		1.33%		1.30%

Expenses, before waivers/reimbursements(d)‡	1.28	%^	1.31%		1.29%		1.31%		1.34%		1.31%

Net investment loss(b)	(.90	)%^	(.43)%		(.02)%		(.17)%		(.08	)%†	(.08)%

Portfolio turnover rate	22%		37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

46 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 152.73		$ 126.13		$ 127.62		$ 113.85		$ 96.70		$ 96.75

Income From Investment Operations

Net investment income (loss)(a)(b)	(.49)		(.13)		.54		.67		.32	†	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	31.21		30.42		6.61		12.18		20.77		(3.95)

Capital contributions	– 0	–	– 0	–	– 0	–	.92		– 0	–	3.66

Net increase (decrease) in net asset value from operations	30.72		30.29		7.15		13.77		21.09		(.05)

Less: Dividends and Distributions

Dividends from net investment income	(.29)		– 0	–	(1.43)		– 0	–	(3.93)		– 0	–

Distributions from net realized gain on investment transactions	(11.52)		(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(11.81)		(3.69)		(8.64)		– 0	–	(3.94)		– 0	–

Net asset value, end of period	$ 171.64		$ 152.73		$ 126.13		$ 127.62		$ 113.85		$ 96.70

Total Return

Total investment return based on net asset value(c)*	20.41%		24.57%		6.85%		12.09%		22.86	%†	(.05)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,511		$15,441		$9,208		$2,279		$802		$555

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.93	%^	.97%		.93%		.93%		.94%		.94%

Expenses, before waivers/reimbursements(d)‡	.93	%^	.97%		.93%		.95%		.96%		.94%

Net investment income (loss)(b)	(.58	)%^	(.10)%		.45%		.54%		.32	%†	.27%

Portfolio turnover rate	22%		37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended January 31, 2021 and the years ended July 31, 2020, July 31, 2018 and July 31, 2017, such waiver amounted to .01% (annualized), .01%, .01% and .02%, respectively.

†	For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.02	.03%	.03%

*

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2018 and July 31, 2016 by .77% and 4.33% respectively.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*

Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 49

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

50 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 51

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Sustainable Global Thematic Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

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by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any

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sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. [above the peer universe median] After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 57

NOTES

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NOTES

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NOTES

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AB SUSTAINABLE GLOBAL THEMATIC FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SGT-0152-0121

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Sustainable Global Thematic Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 29, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 29, 2021